United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 9, 2004

Selective Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

          New Jersey

	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer No.)

                          40 Wantage Avenue, Branchville, New Jersey 07890

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(973) 948-3000

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 9, 2004, Selective Insurance Group, Inc. at its Investor Conference and in a press release provided 2005 earnings guidance.  The press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 7.01 of the Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

                99.1 Press Release of Selective Insurance Group, Inc. dated November 9, 2004 is furnished herewith.

SIGNATURES
                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         SELECTIVE INSURANCE GROUP, INC.
                                                                                        (Registrant)

Date:  November 9, 2004

By:/s/ Michele N. Schumacher

Name:  Michele N. Schumacher, Esq.

Title:  Vice President, Corporate Secretary & Corporate Governance Officer